SUPPLEMENT DATED JULY 17, 2026

TO

PROSPECTUS DATED APRIL 30, 2007

SURVIVORSHIP ADVANTAGE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

ISSUED BY

AMERICAN NATIONAL INSURANCE COMPANY

THROUGH ITS

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

This supplement updates certain information contained in your Prospectus. All other information contained in the Prospectus remains the same. Please read this carefully and keep it with your prospectus for future reference.

As of April 1, 2026, ANICO Financial Solutions, LLC, (“ANFS, LLC”), an affiliate of American National Insurance Company (“American National”) and a subsidiary of American Equity Investment Life Insurance Company (“AEL”), replaced ANICO Financial Services, Inc. (“ANFS, Inc.”) as the Principal Underwriter for Survivorship Advantage Variable Universal Life. Additionally, on that date, American National and ANFS, Inc. terminated their Distribution and Selling Agreement and American National entered into a new Distribution and Administrative Services Agreement with ANFS, LLC. ANFS, LLC is located at: 1150 Locust Street, Des Moines, IA 50309. More information about ANFS, LLC is available through FINRA BrokerCheck at http://www.finra.org.

Effective July 1, 2026, American National Insurance Company changed its home office address, as follows:

•

The new home office address is: American National Insurance Company, 1201 Louisiana Street, Suite 2900, Houston, TX 77002. This replaces any reference to: American National Insurance Company, One Moody Plaza, Galveston, TX 77550.

•

The new mailing address is: American National Insurance Company, 2450 South Shore Blvd., Suite 110, League City, TX 77573. This replaces any reference to: American National Insurance Company, P.O. Box 1893, Galveston, Texas 77553-1893.

CONTRACT FORM NUMBER SVUL